                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                           AEI HOLDING COMPANY, INC.
                     OFFER TO EXCHANGE $200,000,000 OF ITS
                      10% SERIES B SENIOR NOTES, DUE 2007
                        WHICH HAVE BEEN REGISTERED UNDER
                          THE SECURITIES ACT OF 1933,
                      FOR $200,000,000 OF ITS OUTSTANDING
                      10% SERIES A SENIOR NOTES, DUE 2007
            PURSUANT TO THE PROSPECTUS DATED                  , 1998

                 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL
                  EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
               , 1998 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED.

                 The Exchange Agent for the Exchange Offer is:
                       IBJ SCHRODER BANK & TRUST COMPANY

          By Mail:                By Hand/Overnight Courier:              By Facsimile:
        IBJ Schroder                     IBJ Schroder                     IBJ Schroder
    Bank & Trust Company             Bank & Trust Company             Bank & Trust Company
         P.O. Box 84                   One State Street                    Attention:
    Bowling Green Station             New York, NY 10004            Reorganization Operations
   New York, NY 10274-0084                Attention:                    Facsimile Number:
         Attention:              Securities Processing Window            (212) 858-2611
  Reorganization Operations          Subcellar One (SC-1)             Confirmation Number:
                                                                         (212) 858-2103

                         For Further Information Call:
                                 (212) 858-2103

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE SAME MEANING GIVEN THEM IN THE PROSPECTUS (AS DEFINED BELOW).

     The undersigned acknowledges receipt of the Prospectus, dated
               , 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), of AEI Holding Company, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate of up to $200,000,000 principal amount of 10% Series B Senior Notes, due 2007 (the "Exchange Notes") of the Company which have been registered under the Securities Act of 1933 (the "Securities Act") for an identical face amount of the issued and outstanding 10% Series A Senior Notes, due 2007 (the "Old Notes") of the Company. The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes will have been registered under the Securities Act and, therefore, will not bear legends restricting the transfer thereof.

     Unless the context requires otherwise, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power and any other required documents from the registered holder.

     The Exchange Offer is being made pursuant to the Registration Rights Agreement dated as of November 12, 1997 (the "Registration Rights Agreement"), and all Old Notes validly tendered will be accepted for exchange. Any Old Notes not tendered will remain outstanding and continue to accrue interest, but generally will not retain any rights under the Registration Rights Agreement. Holders electing to have Old Notes exchanged pursuant to the Exchange Offer will be required to surrender such Old Notes, together with this Letter of Transmittal, to the Exchange Agent at the address specified herein prior to 5:00 p.m., New York City time, on the Expiration Date. Holders will be entitled to withdraw their election at any time prior to 5:00 p.m., New York City time, on the Expiration Date by sending to the Exchange Agent at the address specified herein a facsimile transmission or letter setting forth the name of such holder, the principal amount of Old Notes delivered for exchange and a statement that such holder is withdrawing the election to have such Old Notes exchanged.

     This Letter of Transmittal is to be used either if certificates representing Old Notes (the "Certificates") are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus.

     Holders of Old Notes whose Certificates are not immediately available, or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

ALL TENDERING HOLDERS COMPLETE THIS BOX

                                  DESCRIPTION OF OLD NOTES TENDERED HEREWITH
--------------------------------------------------------------------------------------------------------------
         NAME(S) AND ADDRESS(ES)                                  AGGREGATE PRINCIPAL
         OF REGISTERED HOLDER(S)               CERTIFICATE         AMOUNT REPRESENTED      PRINCIPAL AMOUNT
            (PLEASE FILL IN)                    NUMBER(S)             BY OLD NOTES            TENDERED*
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                  TOTAL
--------------------------------------------------------------------------------------------------------------
 * Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by the Old Notes. See Instruction 2. Old Notes may be tendered in whole or in part in integral multiples of $1,000, provided that, if any Old Notes are tendered for exchange in part, the untendered principal amount thereof must be an integral multiple of $1,000.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
                                 -----------------------------------------------

   DTC Account Number:
                      ----------------------------------------------------------

   Transaction Code Number:
                           -----------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name of Registered Holder(s):
                                ------------------------------------------------

   Window Ticket Number (if any):
                                 -----------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
                                                      --------------------------

   Name of Institution which Guaranteed Delivery:
                                                 -------------------------------

   IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

   Name of Tendering Institution:
                                 -----------------------------------------------

   DTC Account Number:
                      ----------------------------------------------------------

   Transaction Code Number:
                           -----------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN
    ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:
         -----------------------------------------------------------------------

   Address:
            --------------------------------------------------------------------

   Number of Copies:
                     -----------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described aggregate principal amount of Old Notes in exchange for a like aggregate principal amount of Exchange Notes.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power and substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver Certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Old Notes; (ii) present Certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company; and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND TO ACQUIRE EXCHANGE NOTES UPON THE EXCHANGE OF SUCH TENDERED OLD NOTES, AND THAT, WHEN THE OLD NOTES ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLETE ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Notes. The Old Notes, along with Certificate number(s), that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer." The undersigned recognizes that, as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such non-exchanged or non-tendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, as soon as practicable following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement among the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated herein under the section entitled "Special Issuance Instructions" below, the undersigned hereby directs that: (i) the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC; and (ii) if applicable, substitute Certificates representing Old Notes not exchanged or not accepted for exchange be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the Exchange Notes or any Old Notes tendered herewith but not accepted be delivered to the undersigned at the address shown below the undersigned's signature or, in the case of a book-entry transfer of Old Notes, that such Exchange Notes or Old Notes be credited to the account indicated above maintained at DTC.

     BY TENDERING OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (A) NEITHER THE UNDERSIGNED NOR ANY PERSON RECEIVING EXCHANGE NOTES IS AN AFFILIATE OF THE COMPANY WITHIN THE MEANING OF RULE 405 OF THE SECURITIES ACT (AN "AFFILIATE"), (B) THE EXCHANGE NOTES TO BE RECEIVED PURSUANT TO THE EXCHANGE OFFER ARE BEING ACQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE PERSON RECEIVING SUCH EXCHANGE NOTES, WHETHER OR NOT SUCH PERSON IS THE UNDERSIGNED, (C) NEITHER THE UNDERSIGNED NOR ANY SUCH OTHER PERSON HAS ANY ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION, WITHIN THE MEANING OF THE SECURITIES ACT, (A "DISTRIBUTION") OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (D) IF THE UNDERSIGNED IS NOT A BROKER-DEALER OR IS A BROKER-DEALER BUT WILL NOT RECEIVE EXCHANGE NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR OLD NOTES, NEITHER THE UNDERSIGNED NOR ANY SUCH OTHER PERSON IS ENGAGED IN, OR INTENDS TO ENGAGE IN, A DISTRIBUTION OF SUCH EXCHANGE NOTES. BY TENDERING OLD NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (X) SUCH OLD NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (Y) SUCH OLD NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE UNDERSIGNED ACKNOWLEDGES THAT THIS EXCHANGE OFFER IS BEING MADE BY THE COMPANY BASED UPON THE COMPANY'S UNDERSTANDING OF AN INTERPRETATION BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), AS SET FORTH IN NO-ACTION LETTERS ISSUED TO THIRD PARTIES, THAT THE EXCHANGE NOTES ISSUED IN EXCHANGE FOR OLD NOTES TO HOLDERS THEREOF (OTHER THAN TO HOLDERS THAT ARE AFFILIATES OF THE COMPANY) MAY BE OFFERED FOR RESALE, RESOLD AND OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION AND PROSPECTUS DELIVERY PROVISIONS OF THE SECURITIES ACT, PROVIDED THAT (A) SUCH HOLDERS ARE NOT AFFILIATES OF THE COMPANY, (B) SUCH EXCHANGE NOTES ARE ACQUIRED IN THE ORDINARY COURSE OF

SUCH HOLDERS' BUSINESS, AND (C) SUCH HOLDERS ARE NOT ENGAGED IN, AND DO NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF SUCH EXCHANGE NOTES AND HAVE NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF SUCH EXCHANGE NOTES. HOWEVER, THE COMMISSION HAS NOT CONSIDERED THE EXCHANGE OFFER IN THE CONTEXT OF A NO-ACTION LETTER AND THERE CAN BE NO ASSURANCE THAT THE COMMISSION WOULD MAKE A SIMILAR DETERMINATION WITH RESPECT TO THE EXCHANGE OFFER AS IN OTHER CIRCUMSTANCES. IF A HOLDER OF OLD NOTES IS AN AFFILIATE OF THE COMPANY, OR IS ENGAGED IN OR INTENDS TO ENGAGE IN A DISTRIBUTION OF THE EXCHANGE NOTES OR HAS ANY ARRANGEMENT OR UNDERSTANDING WITH RESPECT TO THE DISTRIBUTION OF THE EXCHANGE NOTES TO BE ACQUIRED PURSUANT TO THE EXCHANGE OFFER, SUCH HOLDER COULD NOT RELY ON THE APPLICABLE INTERPRETATIONS OF THE COMMISSION AND MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY SECONDARY RESALE TRANSACTION.

     THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR OLD NOTES, WHERE SUCH OLD NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING ONE YEAR FROM THE DATE ON WHICH THE EXCHANGE OFFER IS CONSUMMATED OR, IF EARLIER, WHEN ALL SUCH EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO RECEIVES EXCHANGE NOTES IN THE EXCHANGE OFFER IN EXCHANGE FOR OLD NOTES ACQUIRED FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL (A) THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR (B) THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE NOTES, IT SHALL EXTEND THE ONE-YEAR PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

     Holders of Old Notes whose Old Notes are accepted for exchange will not receive accumulated interest on such Old Notes for any period from and after the last date to which interest has been paid or duly provided for (the "Interest Payment Date") on such Old Notes prior to the original issue date of the Exchange Notes or, if no such interest has been paid or duly provided for, will not receive any accumulated interest on such Old Notes, and the undersigned waives the right to receive any interest on such Old Notes accumulated, from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after November 12, 1997.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES TENDERED HEREWITH" ABOVE AND BY SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX. HOLDER(S) SIGN HERE (SEE INSTRUCTIONS 2, 5 AND 6) (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 9) (NOTE:
SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2):

     This Letter of Transmittal must be signed by a registered holder(s) exactly as its name(s) appear(s) on the Certificate(s) for the Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Exchange Agent for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Date:
------------------------------------, 1998

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Tax Identification or Social Security Number(s):
--------------------------------------------------------------------------------

GUARANTEE OF SIGNATURE(S) (IF REQUIRED) (SEE INSTRUCTIONS 2 AND 5):

--------------------------------------------------------------------------------

                             (AUTHORIZED SIGNATURE)

Name:
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Date:
------------------------------------, 1998

Name of Firm:
--------------------------------------------------------------------------------

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Tax Identification or Social Security Number(s):
--------------------------------------------------------------------------------

SPECIAL ISSUANCE INSTRUCTIONS: (SEE INSTRUCTIONS 1, 5 AND 6):

     To be completed ONLY if Old Notes that are not tendered or Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Old Notes whose name(s) appear(s) above.

Issue

[ ]  Old Notes not tendered to:

[ ]  Exchange Notes, to:

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------

Tax Identification or Social Security Number(s):
------------------------------------------------------------

SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 5 AND 6):

     To be completed ONLY if Old Notes that are not tendered or Exchange Notes are to be sent to someone other than the registered holder(s) of the Old Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[ ]  Old Notes not tendered to:

[ ]  Exchange Notes, to:

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------

Tax Identification or Social Security Number(s):
------------------------------------------------------------

     TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS (SEE INSTRUCTION 9)

       PAYER'S NAME:  IBJ SCHRODER BANK & TRUST COMPANY, AS PAYING AGENT

------------------------------------------------------------------------------------------------------------------

                                  PART 1 -- PLEASE PROVIDE YOUR TIN ON THE LINE AT    ----------------------------
  SUBSTITUTE                      RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         Social Security Number
   FORM W-9                                                                                        OR
                                                                                      ----------------------------
                                                                                     Employer Identification Number
                                -----------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE        PART 2 -- CERTIFICATION -- Under penalties of                 PART 3 --
                                  perjury, I certify that:                                  AWAITING TIN [ ]
                                  (1) The number shown on this form is my correct
                                      taxpayer identification number (or I am
                                      waiting for a number to be issued to me);
                                  (2) I am not subject to backup withholding either
                                      because (i) I am exempt from backup
                                      withholding, (ii) I have not been notified by
                                      the Internal Revenue Service ("IRS") that I
                                      am subject to backup withholding as a result
                                      of a failure to report all interest or
                                      dividends, or (iii) the IRS has notified me
                                      that I am no longer subject to backup
                                      withholding; and
                                  (3) any other information provided on this form
                                      is true and correct.
                                -----------------------------------------------------------------------------------
                                     CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding
  PAYER'S REQUEST FOR                because of underreporting interest or dividends on your tax return and you
  TAXPAYER IDENTIFICATION            have not been notified by the IRS that you are no longer subject to backup
  NUMBER (TIN) AND                   withholding.
  CERTIFICATION
                                     Signature __________  Date __________, 1998
                                     Name ______________________________
                                                   (Please Print)
-----------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 3 OF SUBSTITUTE FORM W-9.

------------------------------------------------------------------------------------------------------------------
                              CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I
     intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the
     Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.
     -------------------------------------------------------------------  ------------------------------, 1998
     Signature                                                                            Date

     Name
     ---------------------------------------------------------------
     (Please Print)
------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS
                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY
PROCEDURES.   This Letter of Transmittal is to be completed either if (a)
Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus. Certificates, or timely book-entry confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date. The term "book-entry confirmation" means a timely written confirmation from DTC of book-entry transfer of Old Notes into the Exchange Agent's account at DTC. Old Notes may be tendered in whole or in part in integral multiples of $1,000, provided that, if any Old Notes are tendered for exchange in part, the untendered principal amount thereof must be an integral multiple of $1,000.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date, or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date; and (c) the Certificates (or a book-entry confirmation) representing all tendered Old Notes, in proper form for transfer, together with this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus.

     The Notice of Guaranteed Delivery (the "Notice") may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to 5:00 p.m., New York City time, on the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association. THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES.   No signature guarantee on this Letter of
Transmittal is required if:

          (i) This Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the section entitled "Special Issuance Instructions" or the section entitled "Special Delivery Instructions" above; or

          (ii) Such Old Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes Tendered Herewith" is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in integral multiples of $1,000, provided that if any Old Notes are tendered for exchange in part, the untendered principal amount thereof must be an integral multiple of $1,000. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the column entitled "Principal Amount Tendered." In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by the old Certificate(s) will be sent only to the holder of the Old Notes, as soon as practicable after the Expiration Date, unless the appropriate boxes on this Letter of Transmittal are completed. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above on or prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must: (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"); (ii) identify the Old Notes to be withdrawn (including the Certificate number(s) and principal amount of such Old Notes);
(iii) contain a statement that such holder is withdrawing its election to have such Old Notes exchanged; (iv) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender; and (v) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to 5:00 p.m., New York City time, on the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange
Offer -- Procedures for Tendering Old Notes."

     All questions as to the validity, form and eligibility (including time of receipt) of such notices of withdrawal will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever. If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates. If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority to so act.

     When this Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required, unless Old Notes not tendered or Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If the Old Notes not tendered or the Exchange Notes are to be issued in the name of a person other than, or delivered to an address other than that of, the registered holder(s) appearing on the note register for the Old Notes, the signature in this Letter of Transmittal must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Old Notes not tendered or Exchange Notes are to be issued in the name of a person other than the registered holder(s), or if Exchange Notes are to be sent to someone other than the registered holder(s) or to an address other than the address shown above for the registered holder(s), the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC, unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Certain Conditions to the Exchange Offer," or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed

Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 above. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 above, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding. By completing the Substitute Form W-9, the tendering holder certifies that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. The Substitute Form W-9 must be signed, even if the holder is exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution and delivery of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Notes has been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     13. SECURITY TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.